UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

370 17th Street
Suite 5200
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On May 6, 2021, Extraction Oil & Gas, Inc. (the “Company”) entered into that certain Amendment No. 2 to the Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated January 20, 2021 (as amended and modified, the “Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders and as issuing lender. Capitalized terms used in this Current Report on Form 8-K, but not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

The Amendment reaffirms the Borrowing Base at $500,000,000 and adds certain requirements regarding the certification of asset sale consideration by the Company’s responsible officers or board of directors. The Amendment also contains customary representations, warranties and agreements by the Company and each Guarantor.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 2 to Credit Agreement, dated May 6, 2021, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders and as issuing lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: May 7, 2021
	By:	/s/ Tom L. Brock
Tom L. Brock
Chief Accounting Officer

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